UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,  D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 4, 2016 (January 1, 2016)
Northrim BanCorp, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Alaska	0-33501	92-0175752
________________________ (State or other jurisdiction	_____________ (Commission	_________________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3111 C Street, Anchorage, Alaska		99503
___________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	907-562-0062
Not Applicable
___________________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Effective January 1, 2016, the Compensation Committee of the Board of Directors of Northrim BanCorp, Inc. (the “Company”) and its wholly owned subsidiary, Northrim Bank (the “Bank’) (collectively the “Employer”) deemed it appropriate that the Employer and each of the following named executive officers of the Company, Joseph M. Beedle, Chairman, President and Chief Executive Officer, Latosha M. Frye, Executive Vice President and Chief Financial Officer, Joseph M. Schierhorn, Executive Vice President and Chief Operating Officer, and Steven L. Hartung, Executive Vice President, Corporate Development and Affiliate Relations, enter into a new employment agreement under which the provisions and terms remain, essentially, the same as their respective employment agreements that were in effect at December 31, 2015, except for certain changes to the employment agreements with Messrs. Beedle, Schierhorn, and Hartung discussed below.

Mr. Beedle’s new employment agreement provides for a change in Mr. Beedle’s title to Chairman, President and Chief Executive Officer of the Company and Chairman of the Bank. The terms of Mr. Schierhorn’s new employment agreement provide for a change in Mr. Schierhorn’s title to Executive Vice President and Chief Operating Officer of the Company and Chief Executive Officer, President and Chief Operating Officer of the Bank. In addition, Mr. Schierhorn’s new employment agreement provides for an annual contribution to the Employer’s supplemental executive retirement plan equal to twenty percent of his base salary. The terms of Mr. Hartung’s new employment agreement provide for a change in Mr. Hartung’s title to Executive Vice President, Corporate Development and Affiliate Relations of the Company.

Copies of the new employment agreements in their entirety for Mr. Beedle, Ms. Frye and Messrs. Schierhorn and Hartung are filed herewith as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements – not applicable
(b) Proforma financial information – not applicable
(c) Shell company transactions – not applicable

(d) Exhibit No.	Description

10.1	Employment agreement with Joseph M. Beedle dated January 1, 2016
10.2	Employment agreement with Latosha M. Frye dated January 1, 2016
10.3	Employment agreement with Joseph Schierhorn dated January 1, 2016
10.4	Employment agreement with Steven L. Hartung dated January 1, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Northrim BanCorp, Inc.

January 4, 2016	By:	/s/Latosha M. Frye
Name: Latosha M. Frye
Title: EVP, Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	Employment agreement with Joseph M. Beedle dated January 1, 2016
10.2	Employment agreement with Latosha M. Frye dated January 1, 2016
10.3	Employment agreement with Joseph Schierhorn dated January 1, 2016
10.4	Employment agreement with Steven L. Hartung dated January 1, 2016